Supplement to the
Fidelity® Four-in-One Index Fund
April 29, 2008
Prospectus

The following information replaces the biographical information for Christopher Sharpe and Derek Young found in the "Fund Management" section beginning on page 24.

Andrew Dierdorf is co-manager of Four-in-One Index Fund, which he has managed since January 2009. Since joining Fidelity Investments in 2004, Mr. Dierdorf has worked as an associate portfolio manager.

William Hall is co-manager of Four-in-One Index Fund, which he has managed since January 2009. Since joining Fidelity Investments in 2002, Mr. Hall has worked as a senior portfolio analyst and currently serves as an investment analyst in the Global Asset Allocation group of Fidelity Management & Research Company (FMRCo).
IDV-09-01 January 15, 2009
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